UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2019

ATTIS INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12540 Broadwell Road, Suite 2104

Milton, GA 30004

 (Address of principal executive offices)

(678) 580-5661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.025	ATIS	The NASDAQ Capital Market

Warrant to purchase Common Stock (expiring January 30, 2022)	ATISW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on January 16, 2019, Attis Ethanol Fulton, LLC (the “Purchaser”), an indirect wholly-owned subsidiary of Attis Industries Inc. (the “Company”), entered into that certain Asset Purchase Agreement (the “Purchase Agreement”) with Sunoco Retail LLC (the “Seller”), pursuant to which the Purchaser has agreed to acquire from the Seller certain assets of the Seller related to the Seller’s ethanol production facility, including real property, intellectual property and other assets related to the ethanol production business (collectively, the “Purchased Assets”) contingent upon a financing.

On May 31, 2019 (the “Closing Date”), the Purchaser entered into the Second Amended and Restated Asset Purchase Agreement (the “Restated APA”) with the Seller. The Restated APA contains customary representations, warranties and covenants and the closing occurred upon satisfaction of customary closing conditions.

In consideration for the Purchased Assets, (i) Purchaser will pay Seller $20,000,000 in cash (the “Cash Payment”) with $13,500,000 paid to the Seller by the Closing Date and the remaining amount payable 30 days from the Closing Date, or later, subject to certain adjustments as set forth in the Restated APA; (ii) Purchaser shall pay Seller an amount equal to the value of the raw materials inventory at the Facility (as defined in the Restated APA) on the six (6) month anniversary of Closing Date; and (iii) on the six (6) month anniversary of Closing Date, Purchaser shall pay Seller an amount equal to the value of the finished goods inventory at the Facility as of the closing.

On the Closing Date, Attis Biofuels, LLC, an indirect subsidiary of the Company, the Company, Jeffrey S. Cosman, Chief Executive Officer of the Company, and Highscore Capital LLC (“Highscore”), entered into a Loan and Security Agreement (the “Loan and Security Agreement”) whereby the Seller issued to Highscore, a secured promissory note (the “Note”) in the principal amount of $15,000,000. The Note is secured by a mortgage in the amount of $15,000,000 on the real property purchased as part of the Purchased Assets. The interest on the Loan and Security Agreement is payable as follows: (i) on June 30, 2019, an amount equal to three and one-half percent (3 ½%) of the outstanding principal balance, plus $1,075,000.00; and (ii) on July 5, 2019 and on the Friday of each succeeding week until the outstanding amount on the Loan and Security Agreement shall have been paid in full $250,000. The Loan and Security Agreement and the Note contain customary events of default, representations, warranties and covenants.

Additionally, the Company issued to Highscore a warrant (the “Warrant”) to purchase 550,000 shares of the Company’s common stock. The Warrant is exercisable beginning on November 30, 2019, at the price of $2.85 per share, subject to adjustment, expiring five years from the initial exercise date. On or after July 29, 2019, if the Company is not listed on a national securities exchange following the first anniversary of the date of issuance of the Warrant, if Highscore has not then exercised the Warrant in full on or prior to such date, at Highscore’s option (such option being the “Put Right”), in lieu of exercising Highscore’s, the Company shall repurchase from Highscore the Warrant, at $1.00 per share. Subsequent to the Company’s effective registration of certain securities pursuant to, and to the extent of, its obligations under certain Registration Rights Agreements previously entered into by the Company, Highscore has the right to demand in writing that the Company prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-1 or such other Registration Statement as the Company then qualifies to use (other than on Form S-8 or S-4), as determined by the Company in its sole discretion, to effect a registration of the shares of common stock underlying the Warrant covering the resale of such shares. The Company will utilize commercially reasonable efforts to prepare and file such Registration Statement with the SEC within one hundred twenty (120) days after such demand.

In connection with the Purchase Agreement, the Company delivered a guaranty (the “Guaranty”) in favor of the Seller to guarantee the payment and performance of all obligations, liabilities and indemnities of Purchaser. Additionally, in connection with the Restated APA, Sunoco LLC and Purchaser entered into an Assignment and Assumption Agreement (the “Assignment”) whereby Sunoco LLC assigned to the Purchaser certain contracts of the Sunoco LLC’s affiliates.

The above descriptions of the Purchase Agreement, Restated APA, Warrant, Guaranty, Loan and Security Agreement, Assignment and Assumption Agreement, Subordination Agreement and Note do not purport to be complete and are qualified in their entirety by reference to such documents filed as Exhibits 2.1, 2.2, 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5 respectively, hereto.

On June 3, 2019 and June 4, 2019 the Company issued two press releases announcing the closing of the purchase of the Purchase Assets. Copies of the press releases are filed hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth above under Item 1.01 to this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 to this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated January 16, 2019, by and between Sunoco Retail LLC and Attis Ethanol Fulton, LLC (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 18, 2019).
2.2*	Second Amended and Restated Asset Purchase Agreement, dated May 31, 2019, by and between Sunoco Retail LLC and Attis Ethanol Fulton LLC
4.1*	Highscore Capital LLC Warrant
10.1	Guaranty Agreement, dated January 16, 2019, by and between the Company and Sunoco Retail LLC (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 18, 2019).
10.2*	Loan and Security Agreement by and among Attis Ethanol Fulton, LLC, Attis Industries Inc., High Score Capital LLC and certain guarantors
10.3*	Assignment and Assumption Agreement
10.4*	Subordination Agreement
10.5*	Secured Promissory Note issued by Attis Ethanol Fulton, LLC in favor of Highscore Capital LLC
99.1*	Press Release, dated June 3, 2019
99.2*	Press Release, dated June 4, 2019

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATTIS INDUSTRIES INC.

Date: June 5, 2019	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer

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